Revenue (Tables)	12 Months Ended
Dec. 31, 2021
Revenue
Schedule of other revenue

	2019	2020	2021
Platform and marketing services related fees	157	794	958
Fees for guarantees issued	121	440	723
Cash and settlement service fees	932	512	500
Other revenue	228	208	333
Total other revenue	1,438	1,954	2,514

Schedule of interest income, net

	2019	2020	2021
Interest revenue calculated using the effective interest rate	(1,961)	(2,390)	(3,453)
Interest expense classified as part of cost of revenue	47	288	505
Interest income and expenses from non-banking loans, net, classified separately in the consolidated statement of comprehensive income	18	68	(92)
Interest income and expenses related to discontinued operations	(1,005)	(659)	—
Interest income, net, for the purposes of consolidated cash flow statement	(2,901)	(2,693)	(3,040)